SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
At a meeting of the fund’s Board of Directors, scheduled to be held on July 20, 2023, DWS intends to recommend that DWS International GmbH, an affiliate of the fund’s Advisor, be appointed as the subadvisor to the fund and that personnel of DWS International GmbH assume portfolio management responsibilities for the fund. If approved, it is expected that such changes would be implemented following a transition period.
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund through June 30, 2023. Began managing the fund in 2014.
Linus Kwan, CFA, Senior Portfolio Manager & Team Lead Equity. Portfolio Manager of the fund. Began managing the fund in 2023.
Cecilia Lau, Portfolio Manager and Research Analyst. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
June 12, 2023
PROSTKR23-67